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                                                                     Exhibit 4.2

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                       INTERMAGNETICS GENERAL CORPORATION

                     the Subsidiary Guarantors named herein


                                       and


                            JPMORGAN CHASE BANK, N.A.

                                     Trustee




                                -----------------

                                    INDENTURE

                         Dated as of __________ __, 2006

                                ----------------




                             Subordinated Securities

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                                TABLE OF CONTENTS
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ARTICLE I             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION....................................1

         Section 1.01          Definitions.......................................................................1

         Section 1.02          Compliance Certificates and Opinions..............................................9

         Section 1.03          Form of Documents Delivered to Trustee............................................9

         Section 1.04          Acts of Holders; Record Dates....................................................10

         Section 1.05          Notices, Etc., to Trustee, Company and Subsidiary Guarantors.....................12

         Section 1.06          Notice to Holders; Waiver........................................................12

         Section 1.07          Conflict with Trust Indenture Act................................................13

         Section 1.08          Effect of Headings and Table of Contents.........................................13

         Section 1.09          Successors and Assigns...........................................................13

         Section 1.10          Separability Clause..............................................................13

         Section 1.11          Benefits of Indenture............................................................14

         Section 1.12          Governing Law....................................................................14

         Section 1.13          Legal Holidays...................................................................14

ARTICLE II            SECURITY AND SUBSIDIARY GUARANTEE FORMS...................................................14

         Section 2.01          Forms Generally..................................................................14

         Section 2.02          Form of Face of Security.........................................................15

         Section 2.03          Form of Reverse of Security......................................................16

         Section 2.04          Form of Legend for Global Securities.............................................22

         Section 2.05          Form of Trustee's Certificate of Authentication..................................23

         Section 2.06          Form of Guarantee................................................................23

ARTICLE III           THE SECURITIES............................................................................26

         Section 3.01          Amount Unlimited; Issuable in Series.............................................26

         Section 3.02          Denominations....................................................................28

         Section 3.03          Execution, Authentication, Delivery and Dating...................................29

         Section 3.04          Temporary Securities.............................................................30

         Section 3.05          Registration, Registration of Transfer and Exchange..............................31

         Section 3.06          Mutilated, Destroyed, Lost and Stolen Securities.................................32

         Section 3.07          Payment of Interest; Interest Rights Preserved...................................33

         Section 3.08          Persons Deemed Owners............................................................34
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         Section 3.09          Cancellation.....................................................................34

         Section 3.10          Computation of Interest..........................................................35

         Section 3.11          CUSIP Numbers....................................................................35

ARTICLE IV            SATISFACTION AND DISCHARGE................................................................35

         Section 4.01          Satisfaction and Discharge of Indenture..........................................35

         Section 4.02          Application of Trust Money.......................................................36

ARTICLE V             REMEDIES..................................................................................36

         Section 5.01          Events of Default................................................................36

         Section 5.02          Acceleration of Maturity; Rescission and Annulment...............................38

         Section 5.03          Collection of Indebtedness and Suits for Enforcement by Trustee..................39

         Section 5.04          Trustee May File Proofs of Claim.................................................40

         Section 5.05          Trustee May Enforce Claims Without Possession of Securities......................41

         Section 5.06          Application of Money Collected...................................................41

         Section 5.07          Limitation on Suits..............................................................41

         Section 5.08          Unconditional Right of Holders to Receive Principal, Premium and Interest
                               and to Convert...................................................................42

         Section 5.09          Restoration of Rights and Remedies...............................................42

         Section 5.10          Rights and Remedies Cumulative...................................................42

         Section 5.11          Delay or Omission Not Waiver.....................................................43

         Section 5.12          Control by Holders...............................................................43

         Section 5.13          Waiver of Past Defaults..........................................................43

         Section 5.14          Undertaking for Costs............................................................44

         Section 5.15          Waiver of Usury, Stay or Extension Laws..........................................44

ARTICLE VI            THE TRUSTEE...............................................................................44

         Section 6.01          Duties of Trustee................................................................44

         Section 6.02          Rights of Trustee................................................................45

         Section 6.03          Individual Rights of Trustee.....................................................47

         Section 6.04          Trustee's Disclaimer.............................................................47

         Section 6.05          Notice of Default................................................................47

         Section 6.06          Reports by Trustee to Holders....................................................47

         Section 6.07          Compensation and Indemnity.......................................................47
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                                       ii
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         Section 6.08          Replacement of Trustee...........................................................48

         Section 6.09          Successor Trustee by Merger, Etc.................................................49

         Section 6.10          Eligibility; Disqualification....................................................50

         Section 6.11          Preferential Collection of Claims against Company................................50

ARTICLE VII           HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY.........................................50

         Section 7.01          Company to Furnish Trustee Names and Addresses of Holders........................50

         Section 7.02          Preservation of Information; Communications to Holders...........................50

         Section 7.03          Reports by Trustee...............................................................51

         Section 7.04          Reports by Company...............................................................51

ARTICLE VIII          CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE......................................51

         Section 8.01          Company May Consolidate, Etc., Only on Certain Terms.............................51

         Section 8.02          Mergers, Consolidations and Certain Sales of Assets by Subsidiary
                               Guarantors.......................................................................52

         Section 8.03          Successor Corporation Substituted................................................53

ARTICLE IX            SUPPLEMENTAL INDENTURES...................................................................53

         Section 9.01          Supplemental Indentures Without Consent of Holders...............................53

         Section 9.02          Supplemental Indentures with Consent of Holders..................................55

         Section 9.03          Execution of Supplemental Indentures.............................................56

         Section 9.04          Effect of Supplemental Indentures................................................56

         Section 9.05          Conformity with Trust Indenture Act..............................................56

         Section 9.06          Reference in Securities to Supplemental Indentures...............................57

ARTICLE X             COVENANTS.................................................................................57

         Section 10.01         Payment of Securities............................................................57

         Section 10.02         Maintenance of Office or Agency..................................................57

         Section 10.03         Money for Securities Payments to Be Held in Trust................................58

         Section 10.04         Corporate Existence..............................................................59

         Section 10.05         Payment of Taxes and Other Claims................................................59

         Section 10.06         Compliance Certificate; Notice of Default........................................59

ARTICLE XI            REDEMPTION OF SECURITIES..................................................................60

         Section 11.01         Applicability of Article.........................................................60
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         Section 11.02         Election to Redeem; Notice to Trustee............................................60

         Section 11.03         Selection by Trustee of Securities to Be Redeemed................................60

         Section 11.04         Notice of Redemption.............................................................61

         Section 11.05         Deposit of Redemption Price......................................................62

         Section 11.06         Securities Payable on Redemption Date............................................62

         Section 11.07         Securities Redeemed in Part......................................................62

ARTICLE XII           SINKING FUNDS.............................................................................63

         Section 12.01         Applicability of Article.........................................................63

         Section 12.02         Satisfaction of Sinking Fund Payments with Securities............................63

         Section 12.03         Redemption of Securities for Sinking Fund........................................63

ARTICLE XIII          DEFEASANCE AND COVENANT DEFEASANCE........................................................64

         Section 13.01         Company's Option to Effect Defeasance or Covenant Defeasance.....................64

         Section 13.02         Defeasance and Discharge.........................................................64

         Section 13.03         Covenant Defeasance..............................................................65

         Section 13.04         Conditions to Defeasance or Covenant Defeasance..................................65

         Section 13.05         Deposited Money and U.S. Government Obligations   to be Held in Trust;
                               Other Miscellaneous Provisions...................................................67

         Section 13.06         Reinstatement....................................................................67

ARTICLE XIV           SUBSIDIARY GUARANTEE......................................................................68

         Section 14.01         Subsidiary Guarantee.............................................................68

         Section 14.02         Execution and Delivery of Subsidiary Guarantees..................................70

         Section 14.03         Subsidiary Guarantors May Consolidate, Etc., on Certain Terms....................70

         Section 14.04         Release of Subsidiary Guarantors.................................................70

         Section 14.05         Additional Subsidiary Guarantors.................................................71

ARTICLE XV            CONVERSION OF SECURITIES..................................................................71

         Section 15.01         Applicability; Conversion Privilege and Conversion Price.........................71

         Section 15.02         Exercise of Conversion Price.....................................................72

         Section 15.03         Fractions of Shares..............................................................73

         Section 15.04         Adjustment of Conversion Price...................................................73

         Section 15.05         Notice of Adjustments of Conversion Price........................................76
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         Section 15.06         Notice of Certain Corporate Action...............................................76

         Section 15.07         Company to Reserve Common Stock..................................................77

         Section 15.08         Taxes on Conversions.............................................................77

         Section 15.09         Covenant as to Common Stock......................................................77

         Section 15.10         Cancellation of Converted Securities.............................................77

         Section 15.11         Provisions in Case of Consolidation, Merger or Sale of Assets....................78

         Section 15.12         Responsibility of Trustee........................................................78

ARTICLE XVI           SUBORDINATION OF SECURITIES...............................................................79

         Section 16.01         Securities Subordinate to Senior Indebtedness....................................79

         Section 16.02         Payment Over of Proceeds Upon Dissolution, Etc...................................79

         Section 16.03         Prior Payment to Senior Indebtedness Upon Acceleration of Securities.............80

         Section 16.04         No Payment When Senior Indebtedness in Default...................................80

         Section 16.05         Payment Permitted If No Default..................................................81

         Section 16.06         Subrogation to Rights of Holders of Senior Indebtedness..........................81

         Section 16.07         Provisions Solely to Define Relative Rights......................................82

         Section 16.08         Trustee to Effectuate Subordination..............................................82

         Section 16.09         No Waiver of Subordination Provisions............................................82

         Section 16.10         Notice to Trustee................................................................83

         Section 16.11         Reliance on Judicial Order or Certificate of Liquidating Agent...................83

         Section 16.12         Trustee Not Fiduciary for Holders of Senior Indebtedness.........................84

         Section 16.13         Rights of Trustee as Holder of Senior Indebtedness; Preservation of
                               Trustee's Rights.................................................................84

         Section 16.14         Article Applicable to Paying Agents..............................................84

         Section 16.15         Certain Conversions Deemed Payment...............................................84

         Section 16.16         Trust Moneys Not Subordinated....................................................85
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                                       v

                  INDENTURE, dated as of __________ __, 2006, among Intermagnetics General Corporation, a Delaware corporation (herein called the "Company"), having its principal office at 450 Old Niskayuna Road, Latham, New York, 12110, each of the Subsidiary Guarantors named herein and JPMorgan Chase Bank, N.A., a national banking association, as trustee (herein called the "Trustee").

                RECITALS OF THE COMPANY AND SUBSIDIARY GUARANTORS

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

                  The Company, directly or indirectly, owns beneficially all or substantially all of the Capital Stock of the entities set forth on the signature page attached hereto (the "Subsidiary Guarantors"); the Company and the Subsidiary Guarantors are members of the same consolidated group of companies and are engaged in related businesses; the Subsidiary Guarantors will derive direct and indirect economic benefits from the issuance of the Securities; accordingly, each of the Subsidiary Guarantors has duly authorized the execution and delivery of this Indenture to provide for the Subsidiary Guarantee (as hereinafter defined) by each of them with respect to the Securities as set forth in this Indenture.

                  All things necessary to make this Indenture a valid and legally binding agreement of the Company and the Subsidiary Guarantors, in accordance with its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                   ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

Section 1.01 Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

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                  (2) all other terms used herein which are defined in the Trust
         Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

                  (4) the words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture;

                  (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                  (6) certain terms used principally in Articles VI, X, XIII and XIV, are defined in those Articles.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or law for the relief of debtors.

                  "Board of Directors" means, with respect to the Company or a Subsidiary Guarantor, either the board of directors of such Person or any duly authorized committee of that board.

                  "Board Resolution" means, with respect to the Company or a Subsidiary Guarantor, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

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                  "Capital Lease Obligation" means, at any time any
determination thereof is made, the amount of the liability in respect of a capital lease that would at such time be so required to be capitalized on the balance sheet in accordance with generally accepted accounting principles.

                  "Capital Stock", as applied to the stock of any corporation, means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

                   "Commission" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 3.01(19) and (21) and Section 15.11, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock of the Company at the date of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, a Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Corporate Trust Office" means the principal office of the Trustee in at which at any particular time its corporate trust business shall be administered, which office as of the date hereof is located at 4 New York Plaza, 15th Floor, New York, NY, 10004.

                  "Corporation" means a corporation, association, company, joint-stock company or business trust.

                  "Covenant Defeasance" has the meaning specified in Section 14.03.

                  "Defaulted Interest" has the meaning specified in Section
3.07.

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                  "Defeasance" has the meaning specified in Section 14.02.

                  "Defeasible Series" has the meaning specified in Section
14.01.

                  "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 3.01.

                  "Event of Default" has the meaning specified in Section 5.01.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any statute successor thereto.

                  "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession.

                  "Global Security" means a Security that evidences all or part of the Securities of any series and is authenticated and delivered to, and registered in the name of, the Depositary for such Securities or a nominee thereof.

                  "Guarantee" or "guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person,
(i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Indebtedness of the payment of such Indebtedness, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness (and "Guaranteed", "Guaranteeing" and "Guarantor" shall have meanings correlative to the foregoing); provided, however, that the Guarantee by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

                  "Guarantor Senior Indebtedness" has the meaning specified in
Section 16.09.

                  "Hedging Obligations" means, with respect to any Person, the Obligations of such Person under interest rate swap agreements, interest rate cap agreements, and interest rate collar agreements, and other agreements or arrangements designed to protect such Person against fluctuations in interest rates.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Indebtedness" means, with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or representing Capital Lease Obligations or the balance deferred and unpaid of the purchase price of any property or representing any Hedging Obligations except any such balance that constitutes an accrued expense or trade payable, and all deferrals, renewals, extensions and refundings of obligations of any of the foregoing, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, and also includes, to the extent not otherwise included, the Guarantee of any indebtedness of such Person or any other Person.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 3.01.

                  "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                  "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "Lien" means any mortgage, lien, pledge, charge, security interest, or other encumbrance of any kind, whether or not filed, recorded or otherwise perfected under applicable law.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Notice of Default" means a written notice of the kind specified in Section 5.01(5).

                  "Obligations" means any principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

                  "Officer's Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President or a Vice President, the Chief Financial Officer, the Treasurer or an Assistant Treasurer, of the Company or of a Subsidiary Guarantor, and delivered to the Trustee.

                  "Opinion of Counsel" means, as to the Company or a Subsidiary Guarantor, a written opinion of counsel, who may be counsel for the Company or such Subsidiary Guarantor.

                  "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 5.02.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or any Subsidiary Guarantor) in trust or set aside and segregated in trust by the Company or a Subsidiary Guarantor (if the Company or such Subsidiary Guarantor shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (3) Securities as to which Defeasance has been effected pursuant to Section 14.02; and

                  (4) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a protected purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (A) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof to such date pursuant to Section 5.02, (B) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by Section 3.01 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in Clause (A) above) of such Security, and (C) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

                  "Person" means any individual, corporation, partnership, joint venture, limited liability company, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable, as specified pursuant to Section 3.01.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Prospectus" means the Prospectus of the Company dated ____________, 2006 relating to the offering from time to time of the Securities.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.01.

                  "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee who shall have direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                   "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

                  "Senior Indebtedness" means the principal of (and premium, if any), accrued interest (including interest accruing on or after the filing in bankruptcy or reorganization relating to the Company or a Subsidiary Guarantor whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, guarantees and other amounts owing with respect to all Indebtedness of the Company and the Subsidiary Guarantors (including Indebtedness of others guaranteed by the Company) other than the Securities and the Subsidiary Guarantees, in any such case whether outstanding on the date of this Indenture or the date Securities of any series are issued hereunder or thereafter created, incurred or assumed, unless in any case in the instrument creating or evidencing any such Indebtedness or obligation or pursuant to which the same is outstanding it is provided that such Indebtedness or obligation is not superior in right of payment to the Securities and the Subsidiary Guarantees, or it is provided that such obligation is subordinated to senior indebtedness to substantially the same extent as the Securities and the Subsidiary Guarantees, are subordinated to Senior Indebtedness.

                  "Significant Subsidiary" means any Subsidiary that would be a "significant subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the Commission.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

                  "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                  "Subsidiary Guarantees" means, with respect to the Securities of any series, the guarantees with respect to the Securities of such Series by a Subsidiary Guarantor pursuant to Article XIV hereof or a supplemental indenture hereto.

                  "Subsidiary Guarantor" means, with respect to the Securities of any series, any Subsidiary of the Company that provides a Subsidiary Guarantee with respect to the Securities of such series in this Indenture or pursuant to a supplemental indenture hereto.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean each Trustee with respect to Securities of that series.

                  "U.S. Government Obligation" has the meaning specified in
Section 14.04.

                  "Vice President", when used with respect to the Company, a Subsidiary Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

Section 1.02 Compliance Certificates and Opinions.

                  Upon any application or request by the Company or by a Subsidiary Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Subsidiary Guarantor shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officer's Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including certificates provided for in Section 10.05) shall include

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.03 Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or any subsidiary of the Company stating that the information with respect to such factual matters is in the possession of the Company or any subsidiary of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.04 Acts of Holders; Record Dates.

                  Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  The ownership of Securities shall be proved by the Security Register.

                  Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  The Company may, in the circumstances permitted by the Trust Indenture Act, set any day as the record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities of such series. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date. With regard to any action that may be given or taken hereunder only by Holders of a requisite principal amount of Outstanding Securities of any series (or their duly appointed agents) and for which a record date is set pursuant to this paragraph, the Company may, at its option, set an expiration date after which no such action purported to be given or taken by any Holder shall be effective hereunder unless given or taken on or prior to such expiration date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents). On or prior to any expiration date set pursuant to this paragraph, the Company may, on one or more occasions at its option, extend such date to any later date. Nothing in this paragraph shall prevent any Holder (or any duly appointed agent thereof) from giving or taking, after any such expiration date, any action identical to, or, at any time, contrary to or different from, the action or purported action to which such expiration date relates, in which event the Company may set a record date in respect thereof pursuant to this paragraph. Nothing in this paragraph shall be construed to render ineffective any action taken at any time by the Holders (or their duly appointed agents) of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is so taken. Notwithstanding the foregoing or the Trust Indenture Act, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any notice, declaration or direction referred to in the next paragraph.

                  The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.02, if an Event of Default with respect to Securities of such series has occurred and is continuing and the Trustee shall not have given such a declaration to the Company, (iii) any request to institute proceedings referred to in Section 5.07(2) or (iv) any direction referred to in Section 5.12, in each case with respect to Securities of such series. Promptly after any record date is set pursuant to this paragraph, the Trustee shall notify the Company and the Holders of Outstanding Series of such series of any such record date so fixed and the proposed action. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such notice, declaration or direction, whether or not such Holders remain Holders after such record date; provided that, unless such notice, declaration or direction shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such notice, declaration or direction shall automatically and without any action by any Person be cancelled and of no further effect. Nothing in this paragraph shall be construed to prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a notice, declaration or direction contrary to or different from, or, after the expiration of such period, identical to, the notice, declaration or direction to which such record date relates, in which event a new record date in respect thereof shall be set pursuant to this paragraph. Nothing in this paragraph shall be construed to render ineffective any notice, declaration or direction of the type referred to in this paragraph given at any time to the Trustee and the Company by Holders (or their duly appointed agents) of the requisite principal amount of Outstanding Securities of the relevant series on the date such notice, declaration or direction is so given.

                  Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

Section 1.05 Notices, Etc., to Trustee, Company and Subsidiary Guarantors.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company or any Subsidiary Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may be via facsimile) to or with the Trustee at its Corporate Trust Office.

                  (2) the Company or any Subsidiary Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

Section 1.06 Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 1.07 Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Wherever this Indenture refers to a provision of the Trust Indenture Act, such provision is incorporated by reference in and made a part of this Indenture.

                  The following Trust Indenture Act terms used in this Indenture have the following meanings:

                  "commission" means the United States Securities and Exchange Commission;

                  "indenture securities" means the Securities;

                  "indenture security holder" means a Holder;

                  "indenture to be qualified" means this Indenture;

                  "indenture trustee" or "institutional trustee" means the Trustee; and

                  "obligor on the indenture securities" means the Company, the Subsidiary Guarantors and any other obligor on the Securities.

                  All other Trust Indenture Act terms used in this Indenture that are defined by the Trust Indenture Act, defined by the Trust Indenture Act referenced to another statute or defined by any Commission Rule and not otherwise defined herein have the meanings defined to them thereby.

Section 1.08 Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.09 Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company or any Subsidiary Guarantor shall bind its respective successors and assigns, whether so expressed or not.

Section 1.10 Separability Clause.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.11 Benefits of Indenture.

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.12 Governing Law.

                  This Indenture, the Securities and the Subsidiary Guarantees shall be governed by and construed in accordance with the law of the State of New York, but without regard to principles of conflicts of laws.

Section 1.13 Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last date on which a Holder has the right to convert his Securities shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) or conversion of the Securities need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, or on such last day for conversion, provided that no interest shall accrue for the intervening period.

                                   ARTICLE II

                     SECURITY AND SUBSIDIARY GUARANTEE FORMS

Section 2.01 Forms Generally.

                  The Securities of each series and the Subsidiary Guarantees to be endorsed thereon shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or Subsidiary Guarantees, as the case may be, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Securities.

                  The definitive Securities and the Subsidiary Guarantees to be endorsed thereon shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities or Subsidiary Guarantees, as the case may be, as evidenced by their execution of such Securities.

Section 2.02 Form of Face of Security.

                  [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                       INTERMAGNETICS GENERAL CORPORATION

                       -----------------------------------

No. _______________                                               $_____________


                  Intermagnetics General Corporation, a Delaware corporation herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________________________________, or registered assigns, the principal sum of __________________________________ Dollars on
________________________________ [if the Security is to bear interest prior to Maturity, insert -- , and to pay interest thereon from ____________________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on _______________ and ______________ in each year, commencing _________________, at the rate of ______ per annum, until the principal hereof is paid or made available for payment [if applicable, insert --, and at the rate of ___% per annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ________ or _______ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

                  [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity, and in such case the overdue principal of this Security shall bear interest at the rate of ____% per annum, which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of _____% per annum which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

                  Payment of the principal of (and premium, if any) and [if applicable, insert -- any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in ____________, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert -- ; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:


                                       INTERMAGNETICS GENERAL CORPORATION


                                       By: ____________________________
                                           Name
                                           Title:

Attest:


-------------------------

Section 2.03 Form of Reverse of Security.

                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of ______, 2006 (herein called the "Indenture"), among the Company, the Subsidiary Guarantors named therein and JPMorgan Chase Bank, N.A., as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Subsidiary Guarantors, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities and the Subsidiary Guarantees endorsed thereon are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert --, limited in aggregate principal amount to $___________].

                  [If applicable, insert -- Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or before the close of business on __________, or in case this Security or a portion hereof is called for redemption, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the 10th calendar day before the Redemption Date, to convert this Security (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at a conversion price per share of Common Stock equal to $_____ per each share of Common Stock (or at the current adjusted conversion price if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank, to the Company at its office or agency in _________, accompanied by written notice to the Company that the Holder hereof elects to convert this Security, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (unless this Security or the portion thereof being converted has been called for redemption on a Redemption Date within such period), also accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made on conversion for interest accrued hereon or for dividends on the Common Stock issued on conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Indenture. The conversion price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the transfer of substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger or transfer by a holder of the number of shares of Common Stock into which this Security might have been converted immediately prior to such consolidation, merger or transfer (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares).]

                  [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert -- (1) on _____________ in any year commencing with the year 20___ and ending with the year 20__ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and
(2)] at any time [if applicable, insert -- on or after __________, 20__], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert -- on or before _______________, __%, and if redeemed] during the 12-month period beginning _____________ of the years indicated,

                 Redemption                                Redemption
Year             Price                  Year               Price
----             -----                  ----               -----



and thereafter at a Redemption Price equal to _______% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

                  [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on ____________ in any year commencing with the year ____ and ending with the year
____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert -- on or after ____________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ___________ of the years indicated,


                 Redemption Price                     Redemption Price For
                  For Redemption                      Redemption Otherwise
                 Through Operation                   Than Through Operation
Year            of the Sinking Fund                    of the Sinking Fund
----            -------------------                    -------------------
and thereafter at a Redemption Price equal to ______% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

                  [If applicable, insert -- Notwithstanding the foregoing, the Company may not, prior to ____________, redeem any Securities of this series as contemplated by [if applicable, insert -- Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ______% per annum.]

                  [If applicable, insert -- The sinking fund for this series provides for the redemption on ______________ in each year beginning with the year _______ and ending with the year _______ of [if applicable, insert -- not less than $___________ ("mandatory sinking fund") and not more than] $___________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [if applicable, insert mandatory] sinking fund payments [if applicable, insert -- and Securities surrendered for conversion] may be credited against subsequent [if applicable, insert -- mandatory] sinking fund payments otherwise required to be made [if applicable, insert -- in the inverse order in which they become due.]

                  [If the Security is subject to redemption of any kind, insert -- In the event of redemption or conversion of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

                  The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

                  As provided in the Indenture and subject to certain limitations therein set forth, the obligations of the Company under the Indenture and this Security are Guaranteed on a subordinated basis pursuant to Subsidiary Guarantees endorsed hereon. The Indenture provides that a Subsidiary Guarantor shall be released from its Subsidiary Guarantee upon compliance with certain conditions.

                  [If applicable, insert -- The Indenture contains provisions for defeasance at any time of [(1) the entire indebtedness of this Security or
(2)] certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.]

                  [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

                  [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Subsidiary Guarantors and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Subsidiary Guarantors and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Subsidiary Guarantors with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

                  Subject to the rights of holders of Senior Indebtedness, as set forth in the Indenture, no other reference herein to the Indenture and no other provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company or the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company, the Subsidiary Guarantors or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Subsidiary Guarantors, the Trustee nor any such agent shall be affected by notice to the contrary.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  [If applicable, insert --

                           [FORM OF CONVERSION NOTICE]

To: INTERMAGNETICS GENERAL CORPORATION

                  The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of Intermagnetics General Corporation, in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and any Securities, representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:

Fill in for registration of
 shares of Common Stock and
 Securities if to be issued
 otherwise than to the
 registered holder.
                                    Principal Amount to be
                                     converted (in an integral
                                     multiple of $1,000, if
                                     less than all):
-------------------------------     $
Name

-------------------------------
Address

-------------------------------     -------------------------------------
(Please print name and                               Signature
 address, including zip code
 number)


SOCIAL SECURITY OR OTHER
TAXPAYER IDENTIFYING                [SIGNATURE GUARANTEED --
NUMBER                              required only if
                                    Common Stock and Securities are to be
                                    issued and delivered to other than
                                    registered holder]
[______________________________]


Section 2.04 Form of Legend for Global Securities.

                  Unless otherwise specified as contemplated by Section 3.01 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

                  This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary or a nominee thereof and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Security shall be a Global Security subject to the foregoing, except in such limited circumstances.

Section 2.05 Form of Trustee's Certificate of Authentication.

                  The Trustee's certificates of authentication shall be in substantially the following form:

                  This is one of the Securities of the series designated herein with the Subsidiary Guarantees endorsed hereon and referred to in the within-mentioned Indenture.

                                      JPMORGAN CHASE BANK, N.A.
                                      as Trustee


                                      By:  _______________________
                                            Authorized Officer

                                      Dated:  ____________________

Section 2.06 Form of Guarantee.

                                    GUARANTEE

                  For value received, each of the Subsidiary Guarantors listed below hereby jointly and severally unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed, and to the Trustee for itself and on behalf of such Holder, the due and punctual payment of the principal of (and premium, if any) and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, call for redemption, purchase or otherwise, according to the terms thereof and of the Indenture referred to therein and all other obligations of the Company under the Indenture. In case of the failure of the Company punctually to make any such payment, each of the Subsidiary Guarantors hereby jointly and severally agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Company.

                  Each of the Subsidiary Guarantors hereby jointly and severally agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such Security or the Indenture, the absence of any action to enforce the same or any release or amendment or waiver of any term of any other Guarantee of, or any consent to departure from any requirement of any other Guarantee of all or of any of the Securities, the election by the Trustee or any of the Holders in any proceeding under Chapter 11 of the Bankruptcy Code of the application of Section 1111(b)(2) of the Bankruptcy Code, any borrowing or grant of a security interest by the Company, as debtor-in-possession, under Section 364 of the Bankruptcy Code, the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Trustee or any of the Holders for payment of any of the Securities, any waiver or consent by the Holder of such Security or by the Trustee or either of them with respect to any provisions thereof or of the Indenture, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Subsidiary Guarantors hereby waives the benefits of diligence, presentment, demand of payment, any requirement that the Trustee or any of the Holders exhaust any right or take any action against the Company or any other Person, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in such Security and in this Subsidiary Guarantee. Each of the Subsidiary Guarantors hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest on such Security, whether at the Stated Maturity, by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in the Indenture, directly against each of the Subsidiary Guarantors to enforce this Subsidiary Guarantee without first proceeding against the Company. Each Subsidiary Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce or exercise any other right or remedy with respect to the Securities, such Subsidiary Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

                  The indebtedness of each Subsidiary Guarantor evidenced by this Subsidiary Guarantee is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of such Subsidiary Guarantor, and this Subsidiary Guarantee is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

                  No reference herein to the Indenture and no provision of this Subsidiary Guarantee or of the Indenture shall alter or impair the Subsidiary Guarantee of any Subsidiary Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal (and premium, if any) and interest on the Security upon which this Subsidiary Guarantee is endorsed.

                  Each Subsidiary Guarantor shall be subrogated to all rights of the Holder of this Security against the Company in respect of any amounts paid by such Subsidiary Guarantor on account of this Security pursuant to the provisions of its Subsidiary Guarantee or the Indenture; provided, however, that such Subsidiary Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on this Security and all other Securities issued under the Indenture shall have been paid in full.

                  This Subsidiary Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  The Subsidiary Guarantors shall have the right to seek contribution from any non-paying Subsidiary Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Subsidiary Guarantee.

                  The Subsidiary Guarantors or any particular Subsidiary Guarantor shall be released from this Subsidiary Guarantee upon the terms and subject to certain conditions provided in the Indenture.

                  By delivery of a Supplemental Indenture to the Trustee in accordance with the terms of the Indenture, each Person that becomes a Subsidiary Guarantor after the date of the Indenture will be deemed to have executed and delivered this Guarantee for the benefit of the Holder of this Security with the same effect as if such Subsidiary Guarantor was named below.

                  All terms used in this Subsidiary Guarantee which are defined in the Indenture referred to in the Security upon which this Subsidiary Guarantee is endorsed shall have the meanings assigned to them in such Indenture.

                  This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Subsidiary Guarantee is endorsed shall have been executed by the Trustee under the Indenture by manual signature.

                  Reference is made to Article XIV and Article XVI of the Indenture for further provisions with respect to this Subsidiary Guarantee.

                  THIS SUBSIDIARY GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, each of the Subsidiary Guarantors has caused this Subsidiary Guarantee to be duly executed.

                                  [Insert Subsidiary Guarantors, as applicable] Each as Subsidiary Guarantor


                                  By_______________________________
                                          Authorized Signatory

                                  ARTICLE III

                                 THE SECURITIES

Section 3.01 Amount Unlimited; Issuable in Series.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to
Section 3.03, set forth, or determined in the manner provided, in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                  (1) the title of the Securities of the series, including CUSIP Numbers (which shall distinguish the Securities of the series from Securities of any other series);

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05, 3.06, 9.06 or
         11.07 and except for any Securities which, pursuant to Section 3.03, are deemed never to have been authenticated and delivered hereunder);

                  (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                  (4) the date or dates on which the principal of the Securities of the series is payable;

                  (5) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

                  (6) the place or places where the principal of and any premium and interest on Securities of the series shall be payable;

                  (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                  (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (10) the currency, currencies or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 1.01;

                  (11) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

                  (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

                  (13) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02;

                  (14) the applicability, nonapplicability, or variation, of
         Article XIV with respect to the Securities of such Series;

                  (15) if applicable, that the Securities of the series shall be subject to either or both of Defeasance or Covenant Defeasance as provided in Article XIII; provided that no series of Securities that is convertible into Common Stock as provided in Article XV or convertible into or exchangeable for any other securities pursuant to Section 3.01(18) shall be subject to Defeasance pursuant to Section 13.02;

                  (16) if and as applicable, that the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Global Securities and any circumstances other than those set forth in Section 3.05 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered;

                  (17) the terms and conditions, if any, pursuant to which the Securities are convertible into Common Stock of the Company pursuant to
         Article XV, and any variation thereof;

                  (18) the terms and conditions, if any, pursuant to which the Securities are convertible into or exchangeable for any other securities;

                  (19) any addition to or change in the Events of Default set forth in Section 5.01 and the covenants set forth in Article X which applies to Securities of the series;

                  (20) any requirements for Subsidiary Guarantees by any Subsidiary Guarantors; and

                  (21) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.01(5)).

                  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 3.03) set forth, or determined in the manner provided, in the Officer's Certificate referred to above or in any such indenture supplemental hereto.

                  If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth the terms of the series.

                  The Company may, from time to time, by adoption of a Board Resolution and subject to compliance with any other applicable provisions of this Indenture, without the consent of the Holders, create and issue pursuant to this Indenture additional securities of any series of Securities ("Add On Securities") having terms and conditions identical to those of such series of Outstanding Securities, except that such Add On Securities:

                  (i) may have a different issue date from such series of Outstanding Securities;

                  (ii) may have a different amount of interest payable on the first Interest Payment Date after issuance than is payable on such series of Outstanding Securities; and

                  (iii) may have terms specified in such Board Resolution for such Add On Securities making appropriate adjustments to this Article III applicable to such Add On Securities in order to conform to and ensure compliance with the Securities Act (or applicable securities laws) which are not adverse in any material respect to the Holder of any Outstanding Securities (other than such Add On Securities) and which shall not affect the rights or duties of the Trustee.

Section 3.02 Denominations.

                  The Securities of each series shall be issuable only in registered form without coupons in such denominations as shall be specified as contemplated by Section 3.01. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 3.03 Execution, Authentication, Delivery and Dating.

                  The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents under its corporate seal reproduced thereon attested by its Chief Financial Officer, its Treasurer or an Assistant Treasurer, its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any Series executed by the Company and having endorsed thereon the Subsidiary Guarantees executed pursuant to Section 14.02 by the Subsidiary Guarantors to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities with the Subsidiary Guarantees endorsed thereon, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities with the Subsidiary Guarantees endorsed thereon. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.01 and 3.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be provided with and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

                  (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.01, that such terms have been established in conformity with the provisions of this Indenture; and

                  (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                  Notwithstanding the provisions of Section 3.01 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 3.01 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

                  Each Security shall be dated the date of its authentication.

                  No Security or Subsidiary Guarantee shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security and the Subsidiary Guarantee endorsed thereon have been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 3.04 Temporary Securities.

                  Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and having endorsed thereon the Subsidiary Guarantees substantially of the tenor of the definitive Subsidiary Guarantees in lieu of which they are issued duly executed by the Subsidiary Guarantors and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and Subsidiary Guarantees may determine, as evidenced by their execution of such Securities and Subsidiary Guarantees.

                  If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and having endorsed thereon Subsidiary Guarantees of the same tenor executed by the Subsidiary Guarantors. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

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
Section 3.05 Registration, Registration of Transfer and Exchange.

                  The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                  Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like tenor and aggregate principal amount, each such Security having endorsed thereon the Subsidiary Guarantees executed by the Subsidiary Guarantors.

                  At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like tenor and aggregate principal amount, and having the Subsidiary Guarantee endorsed thereon executed by each Subsidiary Guarantor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, the Subsidiary Guarantors shall execute the Subsidiary Guarantees endorsed on and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities and the Subsidiary Guarantees endorsed thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the respective Subsidiary Guarantors, evidencing the same debt and Subsidiary Guarantees, and entitled to the same benefits under this Indenture, as the Securities and Subsidiary Guarantees surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company or Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06 or
11.07 not involving any transfer.

                  The Company shall not be required (1) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section
11.03 and ending at the close of business on the day of such mailing, or (2) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  Notwithstanding any other provision in this Indenture, no Global Security may be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary for such Global Security or any nominee thereof, and no such transfer may be registered, unless
(1) such Depositary (A) notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered under the Exchange Act, (2) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so transferable, registrable and exchangeable, and such transfers shall be registrable, (3) there shall have occurred and be continuing an Event of Default with respect to the Securities evidenced by such Global Security or (4) there shall exist such other circumstances, if any, as have been specified for this purpose as contemplated by Section 3.01. Notwithstanding any other provision in this Indenture, a Global Security to which the restriction set forth in the preceding sentence shall have ceased to apply may be transferred only to, and may be registered and exchanged for Securities registered only in the name or names of, such Person or Persons as the Depositary for such Global Security shall have directed and no transfer thereof other than such a transfer may be registered.

                  Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security to which the restriction set forth in the first sentence of the preceding paragraph shall apply, whether pursuant to this Section, Section 3.04, 3.06, 9.06 or 11.07 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security.

Section 3.06 Mutilated, Destroyed, Lost and Stolen Securities.

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute, the Subsidiary Guarantors shall execute the Subsidiary Guarantees endorsed thereon, and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them, each Subsidiary Guarantor and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a protected purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding and having endorsed thereon the Subsidiary Guarantees executed by the Subsidiary Guarantors.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) in connection therewith.

                  Every new Security of any series issued pursuant to this
Section in exchange for any mutilated Security or in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and the respective Subsidiary Guarantors, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 3.07 Payment of Interest; Interest Rights Preserved.

                  Except as otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  Subject to the provisions of Section 15.02, in the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date, interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

Section 3.08 Persons Deemed Owners.

                  Prior to due presentment of a Security for registration of transfer, the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company, the Subsidiary Guarantors or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 3.07) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Subsidiary Guarantors, the Trustee nor any agent of the Company, the Subsidiary Guarantors or the Trustee shall be affected by notice to the contrary.

Section 3.09 Cancellation.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in its customary manner.

Section 3.10 Computation of Interest.

                  Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 3.11 CUSIP Numbers.

                  The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any changes in the "CUSIP" numbers.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

Section 4.01 Satisfaction and Discharge of Indenture.

                  This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1) either

                  (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and
         (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the Trustee for cancellation

                           (i) have become due and payable, or

                           (ii) will become due and payable at their Stated
                  Maturity within one year, or

                           (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company and/or a Subsidiary Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company and/or a Subsidiary Guarantor has paid or caused to be paid all other sums payable hereunder by the Company and the Subsidiary Guarantors; and

                  (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07, and, if money shall have been deposited with the Trustee pursuant to subclause
(B) of Clause (1) of this Section, the obligations of the Trustee under Section 4.02, shall survive such satisfaction and discharge.

Section 4.02 Application of Trust Money.

                  All money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                   ARTICLE V

                                    REMEDIES

Section 5.01 Events of Default.

                  "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article XVI or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                  (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

                  (4) default in the performance, or breach, of Section 8.01 or
         Section 8.02; or

                  (5) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (6) the Company shall fail to pay any Indebtedness in excess of $50,000,000 owing by the Company, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or the Company shall fail to perform any term, covenant or agreement on its part to be performed under any agreement or instrument evidencing or securing or relating to any such Indebtedness, if the effect of such failure in either case is that the maturity of such Indebtedness is duly accelerated, without such Indebtedness having been discharged or such acceleration having been rescinded or annulled, in each such case, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by Holders of at least 25% in principal amount of the Outstanding Securities of that series, a written notice specifying such default and requiring the Company to cause such Indebtedness to be discharged or cause such acceleration to be rescinded or annulled, as the case may be, and stating that such notice is a "Notice of Default" hereunder (the Trustee shall not be deemed to have knowledge of a default under this subsection (5) unless it shall have actual knowledge thereof); provided, however, that, subject to the provisions of Sections 6.01 and 6.05, the Trustee shall not be deemed to have knowledge of such failure to pay unless either (A) a Responsible Officer of the Trustee shall have actual knowledge of such failure to pay or (B) the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such Indebtedness or from the trustee thereunder; or

                  (7) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Subsidiary Guarantor that is a Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Subsidiary Guarantor that is a Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary Guarantor that is a Significant Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary Guarantor that is a Significant Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (8) the commencement by the Company or any Subsidiary Guarantor that is a Significant Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any Subsidiary Guarantor that is a Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary Guarantor that is a Significant Subsidiary or of any substantial part of their respective property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Subsidiary Guarantor that is a Significant Subsidiary in furtherance of any such action;

                  (9) except as permitted by the terms hereof and the Securities, the cessation of effectiveness of any Subsidiary Guarantee of a Significant Subsidiary or the finding by any judicial proceeding that any such Subsidiary Guarantee is unenforceable or invalid or the denial or disaffirmation by any Subsidiary Guarantor that is a Significant Subsidiary of its obligations under its Subsidiary Guarantee; or

                  (10) any other Event of Default provided with respect to Securities of that series.

Section 5.02 Acceleration of Maturity; Rescission and Annulment.

                  If an Event of Default (other than an Event of Default specified in Section 5.01(7) or 5.01(8)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 5.01(7) or 5.01(8) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, in the case of any Security of that series which specifies an amount to be due and payable thereon upon acceleration of the Maturity thereof, such amount as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

                  At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company and/or any Subsidiary Guarantor has paid or deposited with the Trustee a sum sufficient to pay

                  (A) all overdue interest on all Securities of that series,

                  (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                  (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                  (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 5.03 Collection of Indebtedness and Suits for Enforcement by Trustee.

                  The Company covenants that if:

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem necessary to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 5.04 Trustee May File Proofs of Claim.

                  In case of any judicial proceeding relative to the Company or any Subsidiary Guarantor (or any other obligor upon the Securities), or any of the property or creditors of the Company or any Subsidiary Guarantor (or any other obligor upon the Securities), the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

Section 5.05 Trustee May Enforce Claims Without Possession of Securities.

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 5.06 Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                           FIRST:  To the payment of all amounts due the Trustee
                  under Section 6.07;

                           SECOND: To the payment of the amounts then due and
                  unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

                           THIRD: To the Company, or to the extent the Trustee
                  collects any amount directly from any Subsidiary Guarantor, to the Subsidiary Guarantor.

Section 5.07 Limitation on Suits.

                  No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

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                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 5.08 Unconditional Right of Holders to Receive Principal, Premium and
             Interest and to Convert.

                  Notwithstanding any other provision in this Indenture, but subject to Article XVI, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 3.07) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to convert such Security in accordance with Article XV and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

Section 5.09 Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Subsidiary Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 5.10 Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

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
Section 5.11 Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 5.12 Control by Holders.

                  The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                  (3) subject to the provisions of Section 6.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine, and the Trustee shall have received a legal opinion stating, that the proceedings so directed would involve the Trustee in personal liability.

Section 5.13 Waiver of Past Defaults.

                  Subject to Section 5.02, the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                  (1) in the payment of the principal of or any premium or interest on any Security of such series, or

                  (2) in respect of a covenant or provision hereof which under
         Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.
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
Section 5.14 Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs (including reasonable attorneys' fees and expenses) against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall apply to any suit instituted by the Trustee, to any suit instituted by any Holders of the Securities, or group of Holders of the Securities, holding in the aggregate more than 10% of principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of the Outstanding Securities for the enforcement of the payment of principal of or interest on any Outstanding Securities held by such Holder, on or after the respective due dates expressed in such Outstanding Securities, and provided, further, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or any Subsidiary Guarantor or the Trustee or, if applicable, in any suit for the enforcement of the right to convert any Security in accordance with
Article XV.

Section 5.15 Waiver of Usury, Stay or Extension Laws.

                  Each of the Company and each Subsidiary Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and each Subsidiary Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                  THE TRUSTEE

                  The Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same, as herein expressed.

Section 6.01 Duties of Trustee.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of an Event of Default:

                  (1) The Trustee need perform only those duties as are specifically set forth in this Indenture and no others, and no covenants or obligations shall be implied in or read into this Indenture.

                  (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) This paragraph does not limit the effect of paragraph (b) of this Section 6.01.

                  (2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                  (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.

                  (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture.

                  (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c), (d) and (f) of this
Section 6.01.

                  (f) The Trustee shall not be liable for interest on any assets received by it except as the Trustee may agree in writing with the Company or any Subsidiary Guarantor. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

Section 6.02 Rights of Trustee.

                  Subject to Section 6.01:

                  (a) The Trustee may rely conclusively on any document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in any document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate and an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

                  (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                  (e) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company or any Subsidiary Guarantor, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such investigation.

                  (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

                  (g) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection of any action taken, suffered or omitted by the Trustee hereunder in good faith and in reliance thereon.

                  (h) The Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

                  (i) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

                  (j) In no event shall the Trustee be responsible or liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

                  (k) The permissive rights of the Trustee enumerated herein shall not be construed as duties.

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
Section 6.03 Individual Rights of Trustee.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any Subsidiary Guarantor, or their respective Affiliates, with the same rights it would have if it were not Trustee. Any Paying Agent or Security Registrar may do the same with like rights.

Section 6.04 Trustee's Disclaimer.

                  The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities or any Subsidiary Guarantee and it shall not be accountable for the Company's or any Subsidiary Guarantor's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities or any Subsidiary Guarantee, other than the Trustee's certificate of authentication, or the use or application of any funds received by a Paying Agent other than the Trustee.

Section 6.05 Notice of Default.

                  If an Event of Default with respect to Securities of any series occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Holder of Securities of such series notice of the uncured Event of Default within 90 days after such Event of Default occurs. Except in the case of an Event of Default in payment of principal (or premium, if any) of, or interest on, any Security, the Trustee may withhold the notice if and so long as a Responsible Officer in good faith determines that withholding the notice is in the interest of the Holders of Securities of such series.

Section 6.06 Reports by Trustee to Holders.

                  Within 60 days after each February 15 beginning with the February 15 following the date of this Indenture, the Trustee shall mail to each Holder a brief report dated as of such date that complies with Trust Indenture Act Section 313(a) if such report is required by such Trust Indenture Act
Section 313(a). The Trustee also shall comply with Trust Indenture Act Sections 313(c) and 313(d).

                  The Company shall promptly notify the Trustee in writing if the Securities of any series become listed on any stock exchange or automatic quotation system.

                  A copy of each report at the time of its mailing to Holders shall be mailed to the Company and filed with the Commission and each stock exchange, if any, on which the Securities are listed.

Section 6.07 Compensation and Indemnity.

                  The Company and the Subsidiary Guarantors shall pay to the Trustee from time to time such compensation for its services as the Company and the Trustee shall from time to time agree in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company and the Subsidiary Guarantors shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents, accountants, experts and counsel.

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
                  The Company and the Subsidiary Guarantors, jointly and severally, shall indemnify each of the Trustee (in its capacity as Trustee) and any predecessor Trustee and each of their respective officers, directors, attorneys-in-fact and agents for, and hold it harmless against, any claim, demand, expense (including but not limited to reasonable compensation, disbursements and expenses of the Trustee's agents and counsel), loss, damage, charges (including taxes (other than taxes based upon the income of the Trustee)) or liability incurred by them without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust and their rights or duties hereunder including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company and the Subsidiary Guarantors promptly of any claim asserted against the Trustee for which it may seek indemnity. The Company and the Subsidiary Guarantors shall defend the claim and the Trustee shall provide reasonable cooperation at the Company's expense in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company and the Subsidiary Guarantors need not pay for any settlement made without their written consent, which consent shall not be unreasonably withheld. The Company and the Subsidiary Guarantors need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee to the extent determined by a court of competent jurisdiction to have been caused by its own negligence, or willful misconduct.

                  To secure the Company's and the Subsidiary Guarantors' payment obligations in this Section 6.07, the Trustee shall have a lien prior to the Securities on all assets held or collected by the Trustee, in its capacity as Trustee, except assets held in trust to pay principal and premium, if any, of or interest on any series of Securities.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.01(7) or (8) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

                  The Company's obligations under this Section 6.07 and any lien arising hereunder shall survive the resignation or removal of the Trustee, the discharge of the Company's obligations pursuant to Article IV of this Indenture and any rejection or termination of this Indenture under any Bankruptcy Law.

Section 6.08 Replacement of Trustee.

                  The Trustee may resign at any time with respect to the Securities of one or more series by so notifying the Company and the Subsidiary Guarantors in writing. The Holder or Holders of a majority in principal amount of the outstanding Securities of a series may remove the Trustee with respect to Securities of such series by so notifying the Company and the Trustee in writing and may appoint a successor trustee with respect to Securities of such series with the Company's consent. The Company may remove the Trustee if:

                  (1) the Trustee fails to comply with Section 6.10;

                  (2) the Trustee is adjudged bankrupt or insolvent;

                  (3) a receiver, custodian, or other public officer takes charge of the Trustee or its property; or

                  (4) the Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee, with respect to the Securities of one or more series, for any reason, the Company shall promptly appoint a successor Trustee, with respect to Securities of that or those series. Within one year after the successor Trustee with respect to a series of Securities takes office, the Holder or Holders of a majority in principal amount of the Securities of such series may appoint a successor Trustee with respect to such series to replace the successor Trustee appointed by the Company.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that and provided that all sums owing to the Trustee provided for in Section 6.07 have been paid, the retiring Trustee shall transfer all property held by it as Trustee with respect to such series of Securities to the successor Trustee, subject to the lien provided in Section 6.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee with respect to one or more series of Securities shall mail notice of its succession to each Holder of Securities of that or those series.

                  If a successor Trustee with respect to a series of Securities does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, the Subsidiary Guarantors or the Holder or Holders of at least 10% in principal amount of the outstanding Securities of that series may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

                  If the Trustee fails to comply with Section 6.10, any Holder of Securities of a series may petition any court of competent jurisdiction for the removal of the Trustee with respect to such series and the appointment of a successor Trustee with respect to such series.

                  Notwithstanding replacement of the Trustee pursuant to this
Section 6.08, the Company's obligations under Section 6.07 shall continue for the benefit of the retiring Trustee.

Section 6.09 Successor Trustee by Merger, Etc.

                  If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Trustee.

Section 6.10 Eligibility; Disqualification.

                  The Trustee shall at all times satisfy the requirements of Trust Indenture Act Section 310(a)(1) and Trust Indenture Act Section 310(a)(5). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with Trust Indenture Act Section 310(b).

Section 6.11 Preferential Collection of Claims against Company.

                  The Trustee shall comply with Trust Indenture Act Section 311(a), excluding any creditor relationship listed in Trust Indenture Act
Section 311(b). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated.

                                  ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.01 Company to Furnish Trustee Names and Addresses of Holders.

                  The Company will furnish or cause to be furnished to the
Trustee:

                  (1) semi-annually, not more than 15 days after each Regular Record Date, a list for each series of Securities, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the Regular Record Date, as the case may be, and

                  (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 7.02 Preservation of Information; Communications to Holders.

                  The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.01 upon receipt of a new list so furnished.

                  The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

                  Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Subsidiary Guarantors and the Trustee that neither the Company, the Subsidiary Guarantors nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 7.03 Reports by Trustee.

                  The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                  A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee, in writing, when any Securities are listed on any stock exchange or delisted therefrom.

Section 7.04 Reports by Company.

                  The Company and each of the Subsidiary Guarantors shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 8.01 Company May Consolidate, Etc., Only on Certain Terms.

                  The Company may not, in a single transaction or a series of related transactions:

                  (a) consolidate or merge with or into any other Person or permit any other Person to consolidate or merge with or into the Company, or

                  (b) directly or indirectly transfer, sell, lease or otherwise dispose of all or substantially all of its assets, unless:

                  (1) in a transaction in which the Company does not survive or in which the Company sells, leases or otherwise disposes of all or substantially all of its assets, the successor entity to the Company
         (A) is organized under the laws of the United States or any State thereof or the District of Columbia and (B) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee in form and substance reasonably satisfactory to the Trustee, the due and punctual payment and performance of all of the Company's obligations under the Indenture and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately before and after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

                  (3) the Company and the successor Person shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, lease, sale, disposition or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 8.02 Mergers, Consolidations and Certain Sales of Assets by Subsidiary Guarantors.

                  (a) Except with respect to the Securities of any series whose terms permit such transactions as an asset sale, no Subsidiary Guarantor shall, and the Company shall not permit any Subsidiary Guarantor to, (i) consolidate or merge with or into, or (ii) directly or indirectly transfer, sell, lease or otherwise dispose of its properties and assets substantially as an entirety to, any other Person (other than the Company or another Subsidiary Guarantor) unless, in any such transaction:

                  (1) in the case such Subsidiary Guarantor shall consolidate or merge with or into another Person or shall directly or indirectly convey, transfer or lease its properties and assets substantially as an entirety, the Person formed by such consolidation with or into which such Subsidiary Guarantor is consolidated or merged, or the Person which acquires by transfer, sale or lease the properties and assets of such Subsidiary Guarantor substantially as an entirety (for purposes of this Article VIII, a "Successor Subsidiary Guarantor"), shall be organized under the laws of the United States or any State thereof or the District of Columbia;

                  (2) the Successor Subsidiary Guarantor shall expressly assume by an indenture supplemental hereto executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment and performance of all obligations of such Subsidiary Guarantor obligations under its Subsidiary Guarantee and the Indenture and the performance of every covenant of this Indenture on the part of such Subsidiary Guarantor to be performed or observed;

                  (3) immediately before and after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

                  (4) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

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
                  The provisions of this Section 8.02 shall not be applicable to any series of Securities unless, and only to the extent that, the terms of a particular series of Securities so provide.

         The provisions of this Section 8.02 shall not be applicable to any merger or consolidation of a Subsidiary Guarantor into the Company (with the Company being the surviving entity) or another Subsidiary Guarantor nor shall it be applicable to the transfer, sale, lease or other disposition of the properties and assets of a Subsidiary Guarantor substantially as an entity to the Company or another Subsidiary Guarantor.

Section 8.03 Successor Corporation Substituted.

                  Upon any consolidation or merger or any transfer of assets in accordance with Section 8.01, the surviving Person formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such surviving Person had been named as the Company herein. When a surviving Person duly assumes all of the obligations of the Company pursuant hereto and pursuant to the Securities, the predecessor shall be relieved of the performance and observance of all obligations and covenants of this Indenture and the Securities, including but not limited to the obligation to make payment of the principal of (and premium, if any) and interest on all the Securities then outstanding, and the Company may thereupon or any time thereafter be liquidated and dissolved.

                  Except with respect to the Securities of any series whose terms permit such transactions as an asset sale, upon any consolidation, or merger of a Subsidiary Guarantor with or into, or any conveyance, transfer or lease of the properties and assets of such Subsidiary Guarantor substantially as an entirety in accordance with Section 8.02 to, a Person other than the Company or another Subsidiary Guarantor, the Successor Subsidiary Guarantor shall succeed to, and be substituted for, and may exercise every right and power of, such Subsidiary Guarantor under this Indenture with the same effect as if such Successor Subsidiary Guarantor had been named as a Subsidiary Guarantor herein, and thereafter, except in the case of a lease, the predecessor Subsidiary Guarantor shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

Section 9.01 Supplemental Indentures Without Consent of Holders.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution of the Company, the Subsidiary Guarantors, when authorized by respective Board Resolutions of the Subsidiary Guarantors, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

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
                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

                  (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

                  (3) to add any additional Events of Default;

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form;

                  (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding;

                  (6) to secure the Securities;

                  (7) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01;

                  (8) to comply with Section 8.01 and 8.02;

                  (9) to provide for uncertificated Securities in addition to or in place of certificated Securities;

                  (10) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11;

                  (11) to make provisions with respect to the conversion rights of Holders pursuant to the requirements of Article XV;

                  (12) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect;

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
                  (13) to add new Subsidiary Guarantors pursuant to Section 14.05; or

                  (14) to conform any provision of this Indenture to the "Description of Debt Securities" contained in the Prospectus or any similar provision contained in any supplement to the Prospectus relating to an offering of debt securities under this Indenture.

Section 9.02 Supplemental Indentures with Consent of Holders.

                  With the consent of the Holders of a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company, the Subsidiary Guarantors and the Trustee, the Company, when authorized by a Board Resolution of the Company, the Subsidiary Guarantors, when authorized by respective Board Resolutions of the Subsidiary Guarantors, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest or the time of payment of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable or the right of selection thereof, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or adversely affect the right to convert any Security as provided in
         Article XV, or modify the provisions of this Indenture with respect to the ranking of the Securities in a manner adverse to the Holders;

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

                  (3) modify any of the provisions of this Section or Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 6.08 and 9.01(10);

                  (4) change any obligations of ours to maintain an office or agency, or modify or waive the provisions of Article XI;

                  (5) modify or change any provision of this Indenture or the related definitions affecting the subordination or ranking of the Securities or any Subsidiary Guarantee in a manner which adversely affects the Holders;

                  (6) change any obligation of ours to pay additional amounts;

                  (7) adversely affect the right of repayment or repurchase at the option of the Holder; or

                  (8) reduce or postpone any sinking fund or similar provision.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 9.03 Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, in addition to the documents required by Section 102, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 9.04 Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 9.05 Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 9.06 Reference in Securities to Supplemental Indentures.

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Subsidiary Guarantors shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee, the Company and the Subsidiary Guarantors, to any such supplemental indenture may be prepared and executed by the Company, and the Subsidiary Guarantees endorsed thereon may be executed by the Subsidiary Guarantors and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                    ARTICLE X

                                    COVENANTS

Section 10.01 Payment of Securities.

                  The Company covenants and agrees for the benefit of each series of Securities that it will pay the principal of and interest on the Securities of that series on the dates and in the manner provided in the Securities of that series and this Indenture. An installment of principal, premium, if any, or interest on the Securities shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or an Affiliate of the Company) holds for the benefit of the Holders, on that date, immediately available funds deposited and designated for and sufficient to pay the installment.

                  The Company shall pay interest on overdue principal and on overdue installments of interest at the rate specified in the Securities compounded semi-annually, to the extent lawful.

Section 10.02 Maintenance of Office or Agency.

                  The Company shall maintain in the Place of Payment for any series of Securities, an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities of any series that is convertible may be surrendered for conversion, and where notices and demands to or upon the Company or any Subsidiary Guarantor in respect of the Securities of that series, any Subsidiary Guarantees endorsed thereon and this Indenture may be served. The Company and the Subsidiary Guarantors will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company or any Subsidiary Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and each of the Company and each Subsidiary Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

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
                  The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby initially designates the principal corporate trust office of the Trustee as such office of the Company.

Section 10.03 Money for Securities Payments to Be Held in Trust.

                  If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York City, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

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Section 10.04 Corporate Existence.

                  Subject to Article VIII, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate or other existence of each of its Subsidiaries in accordance with the respective organizational documents of each of them and the rights (charter and statutory) and corporate franchises of the Company and each of its Subsidiaries; provided, however, that the Company shall not be required to preserve, with respect to itself, any right or franchise, and with respect to any of its Subsidiaries, any such existence, right or franchise, if (a) the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and (b) the loss thereof is not disadvantageous in any material respect to the Holders.

Section 10.05 Payment of Taxes and Other Claims.

                  The Company shall, and shall cause each of its Subsidiaries to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon the Company or any of its Subsidiaries or properties and assets of the Company or any of its Subsidiaries and (ii) all lawful claims, whether for labor, materials, supplies, service or anything else, which have become due and payable and which by law have or may become a Lien upon the property and assets of the Company or any of its Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which disputed amounts adequate reserves have been established in accordance with generally accepted accounting principles.

Section 10.06 Compliance Certificate; Notice of Default.

                  (a) The Company shall deliver to the Trustee within 120 days after the end of its fiscal year an Officer's Certificate complying with Section 314(a)(4) of the Trust Indenture Act and stating that a review of its activities and the activities of its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture (all without regard to periods of grace, which shall be deemed fulfilled unless and until the expiration of such periods, or notice requirements) and further stating, as to each such officer signing such certificate, whether or not the signer knows of any failure by the Company or any Subsidiary of the Company to comply with any conditions or covenants in this Indenture and, if such signer does know of such a failure to comply, the certificate shall describe such failure with particularity. The Officer's Certificate shall also notify the Trustee should the relevant fiscal year end on any date other than the current fiscal year end date.

                  (b) The Company shall, so long as any of the Securities of any series are outstanding, deliver to the Trustee, immediately upon becoming aware of any Event of Default with respect to such series under this Indenture, an Officer's Certificate specifying such Event of Default and what action the Company or the Subsidiary is taking or proposes to take with respect thereto. The Trustee shall not be deemed to have knowledge of an Event of Default unless one of its Responsible Officers receives notice of the Event of Default from the Company or any of the Holders.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

Section 11.01 Applicability of Article.

                  Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

Section 11.02 Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction.

Section 11.03 Selection by Trustee of Securities to Be Redeemed.

                  If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

                  If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 11.04 Notice of Redemption.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) in the case of any Securities that are convertible pursuant to Article XV, the conversion price or rate, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion,

                  (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price,

                  (7) that the redemption is for a sinking fund, if such is the case, and

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
                  (8) applicable CUSIP Numbers.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

Section 11.05 Deposit of Redemption Price.

                  Prior to 10 am, New York City time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

                  If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 3.07) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

Section 11.06 Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.01, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 11.07 Securities Redeemed in Part.

                  Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Subsidiary Guarantors shall execute their Subsidiary Guarantees to be endorsed on, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                       62
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                                  ARTICLE XII

                                 SINKING FUNDS

Section 12.01 Applicability of Article.

                  The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 12.02 Satisfaction of Sinking Fund Payments with Securities.

                  The Company (1) may deliver Outstanding Securities of a series (other than any Securities previously called for redemption) and (2) may apply as a credit Securities of a series which have been converted pursuant to Article XV or which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 12.03 Redemption of Securities for Sinking Fund.

                  Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.02, and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.06 and 11.07.

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                                  ARTICLE XIII

                       DEFEASANCE AND COVENANT DEFEASANCE

Section 13.01 Company's Option to Effect Defeasance or Covenant Defeasance.

                  The Company may elect, at its option by Board Resolution at any time, to have either Section 13.02 or Section 13.03 applied to the Outstanding Securities of any series designated pursuant to Section 3.01 as being defeasible pursuant to this Article XIII (hereinafter called a "Defeasible Series"), upon compliance with the conditions set forth below in this Article XIII; provided that Section 13.02 shall not apply to any series of Securities that is convertible into Common Stock as provided in Article XV or convertible into or exchangeable for any other securities pursuant to Section 3.01(18).

Section 13.02 Defeasance and Discharge.

                  Upon the Company's exercise of the option provided in Section
13.01 to have this Section 13.02 applied to the Outstanding Securities of any Defeasible Series, the Company shall be deemed to have been discharged from its obligations, and the provisions of Article XIV shall cease to be effective, with respect to the Outstanding Securities of such series and the Subsidiary Guarantors shall be deemed to have been discharged from their obligations with respect to their Subsidiary Guarantees for such Outstanding Securities, as provided in this Section on and after the date the conditions set forth in
Section 13.04 are satisfied (hereinafter called "Defeasance") and the Trustee shall deliver to the Company and the Subsidiary Guarantors appropriate instruments of satisfaction, discharge and release. For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under the Securities of such series and this Indenture, and the Subsidiary Guarantors shall be deemed to have satisfied all of their obligations under their Subsidiary Guarantees and this Indenture insofar as the Securities of such series are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of Securities of such series to receive, solely from the trust fund described in
Section 13.04 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities of such series when payments are due, (2) the Company's obligations with respect to the Securities of such series under Sections 3.04, 3.05, 3.06, 10.02 and 10.03, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and
(4) this Article XIII. Subject to compliance with this Article XIII, the Company may exercise its option provided in Section 13.01 to have this Section 13.02 applied to the Outstanding Securities of any Defeasible Series notwithstanding the prior exercise of its option provided in Section 13.01 to have Section 13.03 applied to the Outstanding Securities of such series.

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Section 13.03 Covenant Defeasance.

                  Upon the Company's exercise of the option provided in Section
13.01 to have this Section 13.03 applied to the Outstanding Securities of any Defeasible Series, (1) the Company shall be released from its obligations under
Section 8.01 and Section 10.04 and the Subsidiary Guarantors shall be released from their obligations under Section 8.02 and Article XIV, and (2) the occurrence of any event specified in Sections 5.01(3), 5.01(5) (with respect to any of Sections 8.01, 8.02 and 10.04), 5.01(6) and 5.01(9) shall be deemed not to be or result in an Event of Default and (3) the provisions of Article XIV shall cease to be effective, in each case with respect to the Outstanding Securities of such series as provided in this Section on and after the date the conditions set forth in Section 13.04 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 5.01(5)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series shall be unaffected thereby. In addition, Covenant Defeasance means that each Subsidiary Guarantor, if any, shall be released from its obligations under its Subsidiary Guarantee to the extent that the Company is released from its obligations under this Indenture.

Section 13.04 Conditions to Defeasance or Covenant Defeasance.

                  The following shall be the conditions to application of either
Section 13.02 or Section 13.03 to the Outstanding Securities of any Defeasible
Series:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee that satisfies the requirements contemplated by Section 6.09 and agrees to comply with the provisions of this Article XIV applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Outstanding Securities of such series, (A) money in an amount, or (B) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on the Securities of such series on the respective Stated Maturities, in accordance with the terms of this Indenture and the Securities of such series. As used herein, "U.S. Government Obligation" means (x) any security that is (i) a direct obligation of the United States of America for the payment of which full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the


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         Securities Act of 1933, as amended) as custodian with respect to any
         U.S. Government Obligation specified in Clause (x) and held by such custodian for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any such U.S. Government Obligation, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

                  (2) In the case of an election under Section 13.02, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date first set forth hereinabove, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to the Securities of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

                  (3) In the case of an election under Section 13.03, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to the Securities of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

                  (4) No Event of Default or event that (after notice or lapse of time or both) would become an Event of Default shall have occurred and be continuing at the time of such deposit or, with regard to any Event of Default or any such event specified in Sections 5.01(7) and
         (8), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

                  (5) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                  (6) No event or condition shall exist that, pursuant to the provisions of Article XIV, would prevent the Company from making payments of the principal of (and any premium) or interest on the Securities of such series on the date of such deposit or at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until such 90th day shall have ended).

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
                  (7) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

Section 13.05 Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions.

                  All money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 13.06, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 13.04 in respect of the Securities of any Defeasible Series shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities of such series and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of Securities of such series, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

                  The Company and the Subsidiary Guarantors (on a joint and several basis) shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 13.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge that by law is for the account of the Holders of Outstanding Securities.

                  Anything in this Article XIII to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 13.04 with respect to Securities of any Defeasible Series that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance with respect to the Securities of such series.

Section 13.06 Reinstatement.

                  If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article XIII with respect to the Securities of any series by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of such series and such Subsidiary Guarantor's obligation under its Subsidiary Guarantee and this Indenture shall be revived and reinstated as though no deposit had occurred pursuant to this Article XIII with respect to Securities of such series until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 13.05 with respect to Securities of such series in accordance with this Article XIII; provided, however, that if the Company or a Subsidiary Guarantor makes any payment of principal of or any premium or interest on any Security of such series following the reinstatement of its obligations, the Company or the Subsidiary Guarantor, as the case may be, shall be subrogated to the rights of the Holders of Securities of such series to receive such payment from the money so held in trust.

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                                  ARTICLE XIV

                              SUBSIDIARY GUARANTEE

Section 14.01 Subsidiary Guarantee.

         Each of the Subsidiary Guarantors hereby jointly and severally unconditionally Guarantees to each Holder of a Security of a series as to which it is a Subsidiary Guarantor authenticated and delivered by the Trustee, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of (and premium, if any) and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, call for redemption, purchase or otherwise, in accordance with the terms of such Security and of this Indenture. In case of the failure of the Company punctually to make any such payment, each of the Subsidiary Guarantors hereby jointly and severally agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Company.

         Each of the Subsidiary Guarantors hereby jointly and severally agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such Security or this Indenture, the absence of any action to enforce the same, any exchange, release or non-perfection of any Lien on any collateral for, or any release or amendment or waiver of any term of any other Guarantee of, or any consent to departure from any requirement of any other Guarantee of all or any of the Securities, the election by the Trustee or any of the Holders in any proceeding under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") of the application of Section 1111(b)(2) of the Bankruptcy Code, any borrowing or grant of a security interest by the Company, as debtor-in-possession, under Section 364 of the Bankruptcy Code, the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Trustee or any of the Holders for payment of any of the Securities, any waiver or consent by the Holder of such Security or by the Trustee with respect to any provisions thereof or of this Indenture, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Subsidiary Guarantors hereby waives the benefits of diligence, presentment, demand for payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guarantee will not be discharged in respect of such Security except by complete performance of the obligations contained in such Security and in this Subsidiary Guarantee. Each of the Subsidiary Guarantors hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest on such Security, whether at their Stated Maturity, by acceleration,


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call for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in this Indenture, directly against each of the Subsidiary Guarantors to enforce this Subsidiary Guarantee without first proceeding against the Company. Each Subsidiary Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default with respect to the Securities of the series as to which it is a Subsidiary Guarantor, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities of such series, to collect interest on the Securities of such series, or to enforce or exercise any other right or remedy with respect to the Securities of such series, or the Trustee or the Holders are prevented from taking any action to realize on any collateral, such Subsidiary Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

         The indebtedness evidenced by each Subsidiary Guarantee of a Subsidiary Guarantor is, to the extent provided in this Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of such Subsidiary Guarantor, and the Subsidiary Guarantees are issued subject to the provisions of this Indenture with respect thereto. Each Holder of such Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

         Each Subsidiary Guarantor shall be subrogated to all rights of the Holders of the Securities upon which its Subsidiary Guarantee is endorsed against the Company in respect of any amounts paid by such Subsidiary Guarantor on account of such Security pursuant to the provisions of its Subsidiary Guarantee or this Indenture; provided, however, that no Subsidiary Guarantor shall be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on all Securities issued hereunder as to which such Subsidiary Guarantor is a Subsidiary Guarantor shall have been paid in full.

         Each Subsidiary Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         The Subsidiary Guarantors shall have the right to seek contribution from any non-paying Subsidiary Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Subsidiary Guarantee.

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
Section 14.02 Execution and Delivery of Subsidiary Guarantees.

         The Subsidiary Guarantees to be endorsed on the Securities of any series shall include the terms of the Subsidiary Guarantee set forth in Section
14.01 and any other terms that may be set forth in the form established pursuant to Section 2.06. Each of the Subsidiary Guarantors hereby agrees to execute its Subsidiary Guarantee, in a form established pursuant to Section 2.06, to be endorsed on each Security as to which it is a Subsidiary Guarantor authenticated and delivered by the Trustee.

         The Subsidiary Guarantee shall be executed on behalf of each respective Subsidiary Guarantor by any one of such Subsidiary Guarantor's Chairman of the Board, Vice Chairman of the Board, President, Vice President or other person duly authorized by the Board of Directors of such Subsidiary Guarantor, attested by its Secretary or Assistant Secretary. The signature of any or all of these persons on the Subsidiary Guarantee may be manual or facsimile.

         A Subsidiary Guarantee bearing the manual or facsimile signature of individuals who were at any time the proper officers of a Subsidiary Guarantor shall bind such Subsidiary Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Security on which such Subsidiary Guarantee is endorsed or did not hold such offices at the date of such Subsidiary Guarantee.

         The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee endorsed thereon on behalf of the Subsidiary Guarantors. Each of the Subsidiary Guarantors hereby jointly and severally agrees that its Subsidiary Guarantee set forth in Section 14.01 shall remain in full force and effect notwithstanding any failure to endorse a Subsidiary Guarantee on any Security.

Section 14.03 Subsidiary Guarantors May Consolidate, Etc., on Certain Terms.

         Except as set forth in Section 14.04 and in Article VIII and the terms of the Securities, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation, or merger of a Subsidiary Guarantor with or into the Company or another Subsidiary Guarantor or shall prevent any conveyance, transfer or lease of the property and assets of a Subsidiary Guarantor substantially as an entirety to the Company or another Subsidiary Guarantor.

Section 14.04 Release of Subsidiary Guarantors.

                  (a) Concurrently with any consolidation, or merger of a Subsidiary Guarantor or any conveyance, transfer or lease of the property of a Subsidiary Guarantor as an entirety or substantially as an entirety, in each case as permitted by Section 14.03 hereof, and upon delivery by the Company to the Trustee of an Officer's Certificate and an Opinion of Counsel to the effect that such consolidation, merger, conveyance, transfer or lease was made in accordance with Section 14.03 hereof, the Trustee shall execute any documents reasonably required in order to acknowledge the release of such Subsidiary Guarantor from its obligations under its Subsidiary Guarantee endorsed on the Securities and under this Article XIV. Any Subsidiary Guarantor not released from its obligations under its Subsidiary Guarantee endorsed on the Securities and under this Article XIV shall remain liable for the full amount of principal of (and premium, if any) and interest on the Securities of a series as to which it is a Subsidiary Guarantor and for the other obligations of a Subsidiary Guarantor under its Subsidiary Guarantee endorsed on such Securities and under this Article XIV.

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
                  (b) Concurrently with the defeasance of the Securities under
Section 13.02 hereof, the Subsidiary Guarantors shall be released from all of their obligations under their Subsidiary Guarantees endorsed on the Securities and under this Article XIV, without any action on the part of the Trustee or any Holder of Securities.

                  (c) Upon the sale or disposition (by merger or otherwise) of any Subsidiary Guarantor by the Company or any Subsidiary of the Company constituting an asset sale permitted under the terms of the Securities of any series to a Person other than the Company or a Subsidiary Guarantor of the Company and which is otherwise in compliance with the terms of this Indenture and the terms of the Securities of such series, such Subsidiary Guarantor shall automatically be released from all obligations under its Subsidiary Guarantees endorsed on the Securities of such series and under this Article XIV, provided, that all obligations of such Subsidiary Guarantor with respect to any Indebtedness of the Company or any Subsidiary of the Company shall also terminate upon such transaction.

Section 14.05 Additional Subsidiary Guarantors.

                  (a) The Company may cause any of its Subsidiaries to become a Subsidiary Guarantor with respect to the Securities by executing and delivering to the Trustee (a) a supplemental indenture, in form and substance satisfactory to the Trustee, which subjects such Person to the provisions (including the representations and warranties) of this Indenture as a Subsidiary Guarantor and
(b) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid, binding and enforceable obligation of such Person (subject to such customary exceptions concerning creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion).

                  (b) The Company will cause any Subsidiary of the Company that is required under the terms of the Securities of any series to become a Subsidiary Guarantor to execute a supplemental indenture pursuant to which it shall become a Subsidiary Guarantor.

                                   ARTICLE XV

                            CONVERSION OF SECURITIES

Section 15.01 Applicability; Conversion Privilege and Conversion Price.

                  Securities of any series which are convertible into Common Stock of the Company shall be convertible in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

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                  Subject to and upon compliance with the provisions of this
Article, at the option of the Holder thereof, any Security or any portion of the outstanding principal amount thereof which is $1,000 or an integral multiple of $1,000 may be converted at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at the conversion price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at the close of business on the date specified for Securities of such series. In case a Security or portion thereof is called for redemption at the election of the Company, such conversion right in respect of the Security or portion so called shall expire at the close of business on the 10th calendar day before the Redemption Date, unless the Company defaults in making the payment due upon redemption.

                  The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price") shall be the price specified in relation to Securities of such series pursuant to Section 3.01, as it shall be adjusted in certain instances as provided in this Article.

Section 15.02 Exercise of Conversion Price.

                  In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained for that purpose pursuant to Section 10.02, accompanied by written notice to the Company (which shall be substantially in the form set forth in Section 2.03) at such office or agency that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of Securities or portions thereof which have been called for redemption on a Redemption Date within such period) be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Securities being surrendered for conversion. Subject to the provisions of Section 3.07 relating to the payment of Defaulted Interest by the Company, the interest payment with respect to a Security called for redemption on a Redemption Date during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall be payable on such Interest Payment Date to the Holder of such Security at the close of business on such Regular Record Date notwithstanding the conversion of such Security after such Regular Record Date and prior to such Interest Payment Date, and the Holder converting such Security need not include a payment of such interest payment amount upon surrender of such Security for conversion. Except as provided in the preceding sentence and subject to the final paragraph of Section 3.07, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

                  Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 15.03.

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
                  In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

Section 15.03 Fractions of Shares.

                  No fractional shares of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the daily closing price per share of Common Stock (consistent with Section 15.04(6) below) at the close of business on the day of conversion.

Section 15.04 Adjustment of Conversion Price.

                  (1) In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company in Common Stock, the conversion price in effect at the opening of business on the day following the date fixed for determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                  (2) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (6) of this Section) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants (other than pursuant to a dividend reinvestment plan), the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock


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         which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company.

                  (3) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in paragraph (2) of this Section, any dividend or distribution paid in cash out of the earned surplus of the Company and any dividend or distribution referred to in paragraph (1) of this Section), the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (6) of this Section) of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

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                  (5) The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 15.11 applies) shall be deemed to involve
         (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (4) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section).

                  (6) For the purpose of any computation under paragraphs (2) and (4) of this Section, the current market price per share of Common Stock on any day shall be deemed to be the average of the daily closing prices for the five consecutive trading days (i.e., Business Days on which the Common Stock is traded) selected by the Board of Directors commencing not more than 20 trading days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. For this purpose, the term "`ex' date", when used with respect to any issuance or distribution, shall mean the first date on which the Common Stock trades regular way on the applicable exchange or in the applicable market without the right to receive such issuance or distribution. The closing price for each day shall be the reported last sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq Stock Market or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq Stock Market, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose.

                  (7) The Company may make such reductions in the conversion price, in addition to those required by paragraphs (1), (2), (3) and
         (4) of this Section, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons. The Company shall have the power to resolve any ambiguity or correct any error in this paragraph (7) and its actions in so doing shall be final and conclusive.

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
                  (8) No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least one percent in such conversion price; provided, however, that any adjustment which by reason of this paragraph (8) is not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be.

Section 15.05 Notice of Adjustments of Conversion Price.

         Whenever the conversion price is adjusted as herein provided:

         (a) the Company shall compute the adjusted conversion price in accordance with Section 15.04 and shall prepare a certificate signed by the Treasurer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.02; and

         (b) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Company to all Holders at their last addresses as they shall appear in the Security Register.

Section 15.06 Notice of Certain Corporate Action.

         In case:

         (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its earned surplus; or

         (b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

         (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

         (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.02, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up. Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings described in clauses (a) through (d) of this Section 15.06. If at the time the Trustee shall not be the conversion agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

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
                  Not less than seven days prior to any date fixed for the determination of stockholders entitled to receive such distribution, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.02, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, a notice stating the date on which such determination is to be made, and briefly describing the import thereof. If at the time the Trustee shall not be the conversion agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

Section 15.07 Company to Reserve Common Stock.

                  The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all Outstanding Securities.

Section 15.08 Taxes on Conversions.

                  The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

Section 15.09 Covenant as to Common Stock.

                  The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and, except as provided in Section 15.08, the Company will pay all taxes, liens and charges with respect to the issue thereof.

Section 15.10 Cancellation of Converted Securities.

                  All Securities delivered for conversion shall be delivered to the Trustee to be cancelled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.09.

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
Section 15.11 Provisions in Case of Consolidation, Merger or Sale of Assets.

                  In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each convertible Security then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 15.01, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock of the Company failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Company in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.

Section 15.12 Responsibility of Trustee.

                  Neither the Trustee nor any conversion agent shall at any time be under any duty or responsibility to any Holder of Securities to determine whether any fact exists which may require any adjustment of the conversion price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the registration, validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue or transfer or deliver any Common Stock or stock certificates or other securities or property or to make any cash payment upon the surrender of any Security for the purpose of conversion or to comply with any of the covenants of the Company contained in this Article XV.

                  The Trustee makes no representations as to the validity or sufficiency of this Indenture; the recitals and statements herein are deemed to be those of the Company and not of the Trustee.

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                                  ARTICLE XVI

                           SUBORDINATION OF SECURITIES

Section 16.01 Securities Subordinate to Senior Indebtedness.

                  Each of the Company and each Subsidiary Guarantor covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Securities and the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company and the Subsidiary Guarantors. The terms of the subordination provisions described in this Article XVI with respect to the Company's Obligations under the Securities apply equally to each Subsidiary Guarantor and the Obligations of such Subsidiary Guarantor under its respective Subsidiary Guarantee.

Section 16.02 Payment Over of Proceeds Upon Dissolution, Etc.

                  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company, a Subsidiary Guarantor or to their respective creditors, as such, or to their respective assets, or (b) any liquidation, dissolution or other winding up of the Company or any Subsidiary Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company or any Subsidiary Guarantor, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Securities are entitled to receive any payment on account of principal of (or premium, if any) or interest on the Securities, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Securities in any such case, proceeding, dissolution, liquidation or other winding up or event.

                  In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company or any Subsidiary Guarantor of any kind or character, whether in cash, property or securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company or any Subsidiary Guarantor for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

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
                  For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company or a Subsidiary Guarantor as reorganized or readjusted, or securities of the Company or a Subsidiary Guarantor or any other corporation provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company or a Subsidiary Guarantor with, or the merger of the Company or a Subsidiary Guarantor into, another Person or the liquidation or dissolution of the Company or a Subsidiary Guarantor following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article VIII shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company or a Subsidiary Guarantor for the purposes of this Section if the Person formed by such consolidation or into which the Company or a Subsidiary Guarantor is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article VIII.

Section 16.03 Prior Payment to Senior Indebtedness Upon Acceleration of Securities.

                  In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Indebtedness outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts due or to become due on or in respect of such Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Securities are entitled to receive any payment by the Company or a Subsidiary Guarantor on account of the principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities; provided, however, that nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with Article XII by delivering and crediting pursuant to Section 12.02 Securities which have been acquired (upon redemption or otherwise) prior to such default or which have been converted pursuant to
Article XV.

                  In the event that, notwithstanding the foregoing, the Company or a Subsidiary Guarantor shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company or to a Subsidiary Guarantor.

                  The provisions of this Section shall not apply to any payment with respect to which Section 16.02 would be applicable.

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
Section 16.04 No Payment When Senior Indebtedness in Default.

                  (a) In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness beyond any applicable grace period with respect thereto, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or (b) in the event any judicial proceeding shall be pending with respect to any such default in payment or event of default, then no payment shall be made by the Company nor by any Subsidiary Guarantor on account of principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities; provided, however, that nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with Article XII by delivering and crediting pursuant to Section 12.02 Securities which have been acquired (upon redemption or otherwise) prior to such default or which have been converted pursuant to Article XV.

                  In the event that, notwithstanding the foregoing, the Company or a Subsidiary Guarantor shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company or to a Subsidiary Guarantor.

                  The provisions of this Section shall not apply to any payment with respect to which Section 16.02 would be applicable.

Section 16.05 Payment Permitted If No Default.

                  Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company or any Subsidiary Guarantor, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company or any Subsidiary Guarantor referred to in Section 16.02 or under the conditions described in Section 16.03 or 16.04, from making payments at any time of principal of (and premium, if any) or interest on the Securities.

Section 16.06 Subrogation to Rights of Holders of Senior Indebtedness.

                  Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Company and each Subsidiary Guarantor which by its express terms is subordinated to indebtedness of the Company and each Subsidiary Guarantor to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company and any Subsidiary Guarantor, its respective creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company or any Subsidiary Guarantor to or on account of the Senior Indebtedness.

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Section 16.07 Provisions Solely to Define Relative Rights.

                  The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company or any Subsidiary Guarantor, their respective creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligations of the Company and the Subsidiary Guarantors, which are absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness, are intended to rank equally with all other general obligations of the Company and the Subsidiary Guarantors), to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company and the Subsidiary Guarantors of the Holders of the Securities and creditors of the Company and the Subsidiary Guarantors other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

Section 16.08 Trustee to Effectuate Subordination.

                  Each holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

Section 16.09 No Waiver of Subordination Provisions.

                  No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any Subsidiary Guarantor or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company or any Subsidiary Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness or Senior Indebtedness of any Subsidiary Guarantor ("Guarantor Senior Indebtedness") may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness or Guarantor Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or Guarantor Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or Guarantor Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness or Guarantor Senior Indebtedness is outstanding; (c) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness or Guarantor Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness or Guarantor Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company and any other Person.

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Section 16.10 Notice to Trustee.

                  The Company and the Subsidiary Guarantors shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities or under any Subsidiary Guarantee. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company, a Subsidiary Guarantor, a holder of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.01, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

                  Subject to the provisions of Section 6.01, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

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
Section 16.11 Reliance on Judicial Order or Certificate of Liquidating Agent.

                  Upon any payment or distribution of assets of either the Company or a Subsidiary Guarantor referred to in this Article, the Trustee, subject to the provisions of Section 6.01, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

Section 16.12 Trustee Not Fiduciary for Holders of Senior Indebtedness.

                  The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to a Subsidiary Guarantor or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

Section 16.13 Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

                  Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07.

Section 16.14 Article Applicable to Paying Agents.

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

Section 16.15 Certain Conversions Deemed Payment.

                  For the purposes of this Article only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with
Article XV shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section, the term "junior securities" means (a) shares of any stock of any class of the Company and (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article XV.

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
Section 16.16 Trust Moneys Not Subordinated.

                  Notwithstanding anything contained herein to the contrary, payments from moneys or the proceeds of U.S. Government Obligations held in trust under Article XIV by the Trustee for the payment of principal of, premium, if any, and interest on the Securities from the date of deposit (if made in compliance with this Indenture) shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restraints set forth in this Article, and none of the Holders of Securities shall be obligated to pay over any such amount to the Company or any holder of Senior Indebtedness of the Company or any other creditor of the Company.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                           (Signature Pages to Follow)

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                    INTERMAGNETICS GENERAL
                                    CORPORATION

                                    By___________________________
                                      Name:
                                      Title:



                                    INVIVO CORPORATION,
                                    AS SUBSIDIARY GUARANTOR

                                    By: __________________________
                                        Name:
                                        Title:


                                    JPMORGAN CHASE BANK, N.A.,
                                    AS TRUSTEE

                                    By: ___________________________
                                        Name:
                                        Title:

                       Intermagnetics General Corporation
                 Certain Sections of this Indenture relating to
                  Sections 3.10 through 3.18, inclusive, of the
                          Trust Indenture Act of 1939:

Trust Indenture
Act Section                                                                          Indenture Section
ss. 310 (a)(1)       .........................................................................  6.10
        (a)(2)       .........................................................................  6.10
        (a)(3)       .........................................................................  Not Applicable
        (a)(4)       .........................................................................  Not Applicable
        (a)(5)       .........................................................................  6.10
        (b)          .........................................................................  6.08
                     .........................................................................   6.10
        (c)          .........................................................................  Not Applicable
ss. 311 (a)          .........................................................................  6.11
        (b)          .........................................................................  6.11
        (c)          .........................................................................   Not Applicable
ss. 312 (a)          .........................................................................  7.01
                     .........................................................................  7.02
        (b)          .........................................................................  7.02
        (c)          .........................................................................  7.02
ss. 313 (a)          .........................................................................  6.06
                     .........................................................................  7.03
        (b)          .........................................................................  6.06
                     .........................................................................  7.03
        (c)          .........................................................................  6.06
                     .........................................................................  7.03
        (d)          .........................................................................  7.03
ss. 314 (a)          .........................................................................  7.04
        (a)(4)       .........................................................................  1.01
                     .........................................................................  10.06
        (b)          .........................................................................  Not Applicable
        (c)(1)       .........................................................................  10.2
        (c)(2)       .........................................................................  10.2
        (c)(3)       .........................................................................  Not Applicable
        (d)          .........................................................................  Not Applicable
        (e)          .........................................................................  10.2
ss. 315 (a)          .........................................................................  6.01
        (b)          .........................................................................  6.05
        (c)          .........................................................................  6.01
        (d)          .........................................................................  6.01
        (e)          .........................................................................  5.14
ss. 316 (a)          .........................................................................  10.1
        (a)(1)(A)    .........................................................................  5.02
                     .........................................................................  5.12
        (a)(1)(B)    .........................................................................  5.13
        (a)(2)       .........................................................................  Not Applicable
        (b)          .........................................................................  5.08
        (c)          .........................................................................  10.4
ss. 317 (a)(1)       .........................................................................  5.03
        (a)(2)       .........................................................................  5.04
        (b)          .........................................................................  10.03
ss. 318 (a)          .........................................................................  1.07

---------------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.



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